                               AMENDMENT NO. 1 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                                   (Agreement)

                                     between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of April 1, 2001, as follows:

1. The Reinsurer accepts the cessions that the Cedent proposed in accordance with the provisions of Article I, Paragraph D, with respect to those Reinsured Contracts that the Cedents issued between April 1, 2001 and June 30, 2001, that are referenced in Schedule A, Paragraph B.

This Amendment No. 1 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 1 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY


By: /s/ Hugh McHaffie
    ------------------------------------
Title: Senior Vice President


EXETER REASSURANCE COMPANY, LTD.


By: /s/ [Illegible Signature]
    ------------------------------------
Title: Manager

                               AMENDMENT NO. 2 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                                   (Agreement)

                                     between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of May 1, 2002, as follows:

     1. The attached SCHEDULE B (REVISED), INVESTMENT FUNDS, amends and, as amended, restates Schedule B (Revised), Investment Funds.

This Amendment No. 2 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 2 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY


By: /s/ Hugh McHaffie
    ------------------------------------
Title: Senior Vice President


EXETER REASSURANCE COMPANY, LTD.


By: /s/ [Illegible Signature]
    ------------------------------------
Title: Manager

                              SCHEDULE B (REVISED)

                                INVESTMENT FUNDS

                         FUNDS                                 STATUS CHANGES
--------------------------------------------------------   ------------------------
                           NEW ENGLAND LIFE PORTFOLIOS

NEW ENGLAND ZENITH FUND
   Back Bay Advisors Money Market Series
   Back Bay Advisors Bond Income Series
   Salomon Brothers Strategic Bond Opportunities Series
   Salomon Brothers U.S. Government Series
   Balanced Series
   Alger Equity Growth Series
   Davis Venture Value Series
   Harris Oakmark Mid Cap Value Series
   Loomis Sayles Small Cap Series
   MFS Investors Trust Series
   MFS Research Managers Series
   Westpeak Growth and Income Series
METROPOLITAN SERIES FUND
   Lehman Brothers Aggregate Bond Index Portfolio
   Janus Growth Portfolio
   Janus Mid Cap Portfolio
   MetLife Mid Cap Stock Portfolio
   MetLife Stock Index Portfolio
   Neuberger Berman Partners Mid Cap Value Portfolio
   Putnam Large Cap Growth Portfolio
   Franklin Templeton Small Cap Growth Portfolio
   Morgan Stanley EAFE Index Portfolio
   Putnam International Stock Portfolio
   Russell 2000 Index Portfolio
   State Street Research Aurora Small Cap Value
     Portfolio
   State Street Research Investment Trust
     Portfolio
MET INVESTORS SERIES TRUST
   Lord Abbett Bond Debenture Portfolio
   PIMCO Total Return Portfolio
   MFS Mid-Cap Growth Portfolio
   MFS Research International Portfolio
   PIMCO Innovation Portfolio
AMERICAN FUNDS INSURANCE SERIES
   American Funds Growth Fund
   American Funds Growth-Income Fund
   American Funds Global Small Capitalization Fund
AMERICAN FORERUNNER SERIES
   FL Mid Cap Opportunities                                Series added May 1, 2002
   Harris Oakmark Large Cap Value

                                                       CONTINUED ON NEXT PAGE...

                              SCHEDULE B (REVISED)

                                INVESTMENT FUNDS

                         FUNDS                                 STATUS CHANGES
--------------------------------------------------------   ------------------------
                           NEW ENGLAND LIFE PORTFOLIOS

   State Street Research Large Cap Value
   Met/AIM Mid Cap Core
   Met/AIM Small Cap Growth
   State Street Research Concentrated International

                               AMENDMENT NO. 3 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                                   (Agreement)

                                     between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of February 15, 2003, as follows:

     1.   The attached EXHIBIT II(REVISED), amends and, as amended, restates
          Exhibit II.

This Amendment No. 3 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 3 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY


By: /s/ Hugh McHaffie
    ------------------------------------
Title: Senior Vice President


EXETER REASSURANCE COMPANY, LTD.


By: /s/ [Illegible Signature]
    ------------------------------------
Title: Manager

                              EXHIBIT II (REVISED)

                     REINSURANCE PREMIUMS: GMDB, EPB AND EPB

A.   GMDB PROGRAM

                                                                              REINSURANCE PREMIUM
            GMDB PROGRAM                  PRODUCTS COVERED       ISSUE AGES      (BASIS POINTS)
            ------------             -------------------------   ----------   -------------------
Annual Step-up to attained age 80    Standard, Bonus, L-Class,     0 - 79             20.00
                                     P-Class
Annual Step-up to attained age 80    C-Class                       0 - 79             16.00
Max (Annual Step-Up, 5% Rollup)      Standard, Bonus, L-Class,     0 - 79             26.00
to attained age 80                   P-Class
Max (Annual Step-Up, 5% Rollup)      C-Class                       0 - 79             23.00
to attained age 80
Earnings Preservation Benefit        All Products                  0 - 79             25.00
with Annual Step-Up GMDB
Earnings Preservation Benefit with   All Products                  0 - 79             25.00
Max (Annual Step-Up, 5% rollup)
GMDB

B.   INCOME PROGRAM

                                                                               REINSURANCE PREMIUM
          INCOME PROGRAM                 PRODUCTS COVERED        ISSUE AGES      (BASIS POINTS)
          --------------            --------------------------   ----------   -------------------
Income Program Rider                All Products sold prior to     0 - 75             35.00
                                    February 15, 2003
Income Program Rider                All Products sold after        0 - 75             50.00
                                    February 14, 2003

                               AMENDMENT NO. 4 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                                   (Agreement)

                                     between

                       NEW ENGLAND LIFE INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of May 1, 2003, as follows:

     1. The attached SCHEDULE A (REVISED), PLANS OF REINSURANCE, amends and, as amended, restates Schedule A, Plans of Reinsurance. Paragraph E, Affiliated Companies and Related Contracts, has been revised to specify, for each Affiliated Company, the class of variable annuity contract that is reinsured hereunder. This revision does not amend the Related Contracts covered heretofore in any way.

     2. The attached SCHEDULE B (REVISED), INVESTMENT FUNDS, amends and, as amended, restates Schedule B (Revised), Investment Funds.

     3. The following paragraph amends and, as amended, restates paragraph C of Article XX, Duration of Agreement:

          Cessions may be made to this Agreement through August 31, 2003 to the Reinsurer on the product(s) ceded hereunder; provided, however, that the parties may, by agreement, amend this Agreement at anytime to provide for cessions of ceded liabilities under Reinsured Contracts beyond the limitations set forth herein.

This Amendment No. 4 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 4 to be signed in duplicate counterparts as of the date first above written.

NEW ENGLAND LIFE INSURANCE COMPANY


By: /s/ Hugh McHaffie
    ------------------------------------
Title: Senior Vice President,
       Individual Business Product
       Management - MetLife


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    ------------------------------------
Title: President

                              SCHEDULE A (REVISED)

                              PLANS OF REINSURANCE

A.   Reinsurer's Percentage:

          100% of the Cedent's 25% share of the business described herein.

B.   Effective Date:

          April 1, 2001, contingent upon the Reinsurer's review and acceptance of business issued from April 1, 2001 to June 30, 2001.

          Otherwise, July 1, 2001.

C.   Death Benefits Ceded:

          Guaranteed Minimum Death Benefits (GMDB)
          ----------------------------------------

          . Annual Step-Up Benefit for issue ages 0-79: Greater Maximum Anniversary Value to attained age 80; GMDB frozen thereafter.

          .    Greater of 5% Index and Annual Step-Up for issues ages 0-79:
               Greater maximum Anniversary Value to attained age 80 and 5% Rollup to attained age 80; GMDB frozen thereafter.

          Note: Withdrawals reduce the death benefit proportionately.

          Earnings Preservation Benefits (EPB)
          ------------------------------------

          . Before the contract anniversary immediately prior to the owner's 81st birthday, the EPB is,

                    40% of (a) - (b) for issue ages 0-69

                    25% of (a) - (b) for issue ages 70-79, where

               (a) is the death benefit under the contract, and

               (b) is the total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract (Earnings are equal to the Account Value less Purchase Payments not withdrawn), and then against Purchase Payments not withdrawn.

          . On or after the contract anniversary immediately prior to the owner's 81st birthday, the EPB is,

                    40% of (a) - (b) for issue ages 0-69

                    25% of (a) - (b) for issue ages 70-79, where

                              SCHEDULE A (REVISED)

                              PLANS OF REINSURANCE
                                  (PAGE 2 OF 3)


               (a) is the death benefit under the contract anniversary immediately prior to the owner's 81st birthday, increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Account Value attributable to each subsequent partial withdrawal; and

               (b) is the total Purchase Payments not withdrawn. For purposes of calculating this value, partial withdrawals are first applied against earnings in the contract (Earnings are equal to the Account Value less Purchase Payments not withdrawn), and then against Purchase Payments not withdrawn.

          Gain = (a) - (b) as defined above.

D.   GMIB (Contractual Income Program Benefit) Ceded:

          Income Benefit Base (IBB)
          -------------------------

          Greater of an Annual Ratchet to attained age 80 and a 6% Rollup to attained age 80; frozen thereafter. The IBB is reduced proportionately for withdrawals.

          Waiting Period
          --------------

          Contractholders can elect to annuitize under the Income Program thirty
          (30) days prior to their tenth (10th) OR later contract anniversary and also under one of the life annuity forms stated in Article IV.

          Annuitization
          -------------

          Annuitization under the Income Program means that the annuitant is receiving guaranteed fixed income payments based on the IBB and the MAPR under one of the life annuity forms shown below under Paragraph E.

          Income Program Rider Election
          -----------------------------

          The contractholder can only elect the Income Program Rider at issue. Once election is made, it is irrevocable.

          Income Program Rider Cancellation
          ---------------------------------

          The contractholder of the annuity can not cancel the Income Program rider at any time.

          Step-Up Or Reset of IBB
          -----------------------

          Not Available.

                              SCHEDULE A (REVISED)

                              PLANS OF REINSURANCE
                                  (PAGE 3 OF 3)


E.   Affiliated Companies and Related Contracts:

          NEW ENGLAND LIFE INSURANCE COMPANY

          Deferred Annuity Contracts
          --------------------------

          B Class Contract (Standard Contract, 7-year surrender charge schedule),
          L Class Contract (3-year surrender charge schedule)
          P Class Contract (9-year surrender charge schedule)
          C Class Contract (No surrender charges)

          Form Numbers
          ------------

          1. Death Benefit Rider (Greater of Annual Step-Up and 5% Annual Increase), Form NEL-540(05/01)

          2.   Death Benefit Rider (Annual Step-Up) Form NEL-550 (05/01)

          3.   Additional Death Benefit Rider Form NEL-570 (05/01)

          4.   Guaranteed Minimum Income Benefit Form NEL-560 (05/01)

                              SCHEDULE B (REVISED)

                                INVESTMENT FUNDS

FUNDS                                                STATUS CHANGES
-----                                                --------------
                           NEW ENGLAND LIFE PORTFOLIOS

METROPOLITAN FUND (NOW COMBINED WITH NEW ENGLAND ZENITH FUND)
   State Street Research Money Market Portfolio (NAME CHANGED JULY 1, 2001;
     FORMERLY Back Bay Advisors Money Market Series)
   Lehman Brothers Aggregate Bond Index Portfolio
   Salomon Brothers Strategic Bond Opportunities Portfolio
   Salomon Brothers U.S. Government Portfolio
   State Street Research Bond Income Portfolio (NAME CHANGED JULY 1, 2001;
     FORMERLY Back Bay Advisors Bond Income Series)
   Balanced Portfolio
   Alger Equity Growth Portfolio
   Davis Venture Value Portfolio
   FL Structured Equity Portfolio (NAME CHANGED MAY 1, 2002; FORMERLY Westpeak
     Growth and Income Series)
   Harris Oakmark Large Cap Value Portfolio (ADDED MAY 1, 2002)
   MetLife Stock Index Portfolio
   MFS Investors Trust Portfolio
   MFS Research Managers Portfolio
   Met/Putnam Voyager Fund (NAME CHANGED APRIL 28, 2003; FORMERLY Putnam Large
     Cap Growth Portfolio;
   State Street Research Investment Trust Portfolio
   State Street Research Large Cap Value Portfolio (ADDED MAY 1, 2002)
   Fl Mid Cap Opportunities Portfolio (ADDED MAY 1, 2002)
   Harris Oakmark Focused Value Portfolio (NAME CHANGED MAY 1, 2002; FORMERLY
     Harris Oakmark Mid Cap Value Series)
   Janus Mid Cap Portfolio
   MetLife Mid Cap Stock Index Portfolio
   Neuberger Berman Partners Mid Cap Value Portfolio
   Franklin Templeton Small Cap Growth Portfolio
   Loomis Sayles Small Cap Portfolio
   Russell 2000 Index Portfolio
   State Street Research Aurora Small Cap Value Portfolio
   Morgan Stanley EAFE Index Portfolio
   Putnam International Stock Portfolio

                                                       CONTINUED ON NEXT PAGE...

                              SCHEDULE B (REVISED)

                                INVESTMENT FUNDS

FUNDS                                                STATUS CHANGES
-----                                                --------------
                           NEW ENGLAND LIFE PORTFOLIOS

MET INVESTORS SERIES TRUST
   Lord Abbett Bond Debenture Portfolio
   PIMCO Total Return Portfolio
   Janus Aggressive Growth Portfolio (ADDED APRIL 28, 2003 DUE TO MERGER OF Janus Growth Portfolio)
   Met/AIM Mid Cap Core Equity Portfolio (ADDED MAY 1, 2002)
   T. Rowe Price Mid-Cap Growth Portfolio (NAME CHANGED DECEMBER 31, 2002; FORMERLY MFS Mid-Cap Growth Portfolio)
   Met/AIM Small Cap Growth Portfolio (ADDED MAY 1, 2002)
   PIMCO Innovation Portfolio
   Harris Oakmark International Portfolio - Class B (ADDED MAY 1, 2003)
   Harris Oakmark International Portfolio - Class E (NAME CHANGED DECEMBER 31,
      2002; FORMERLY State Street Research Concentrated International,
      (ADDED MAY 1, 2002))
   MFS Research International Portfolio

AMERICAN FUNDS INSURANCE SERIES
   American Funds Growth Fund
   American Funds Growth-Income Fund American Funds
   Global Small Capitalization Fund